Contingencies	12 Months Ended
Dec. 31, 2013
Contingencies [Abstract]
CONTINGENCIES

NOTE 8 – CONTINGENCIES

The Company is currently negotiating with its’ major competitor for a settlement agreement involving a trademark opposition proceeding which involves the use of the name “Harmonic Drive.” This trademark opposition proceeding was initiated by the Company.  Management contends that the name “Harmonic Drive” is generic in nature and not subject to trademark protection.  However, a name change for the Company is being contemplated as a result of these proceedings.  In addition, the Company has been notified by other oppositional parties of alleged trademark infringement for the use of the name “Harmonic Drive” used in other markets around the globe.  Since all oppositional parties are related companies, both the trademark opposition proceeding and the alleged trademark infringement issues are expected to be a jointly negotiated settlement terms of which will not include a payment or receipt of any monies by NAC.

In March 2014, the Company concluded negotiations with its major competitor involving trademarks. A global settlement agreement was jointly executed that includes no receipt or payment of any monies by NAC. A name change for the company is anticipated in 2014 to NAC Drive Systems. The Company is dropping its opposition to the trade mark in the USA and its competitor is releasing any and all claims globally of alleged trademark infringement.